SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                     October 15, 2003

NORTHERN TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-5965	36-2723087
(Commission File Number)	(IRS Employer Identification No.)

Fifty South LaSalle Street, Chicago, Illinois	60675

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(312) 630-6000

Item	7. Financial Statements and Exhibits

(c) Exhibits:

Exhibit 99         October 15, 2003 Press Release

Item	9. Regulation FD Disclosure (Also being provided under Item 12 – Results of Operations and Financial Condition)

The information contained in the registrant’s October 15, 2003 press release, reporting on the registrant’s earnings for the third quarter of 2003, a copy of which is filed as Exhibit 99 hereto, is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHERN TRUST CORPORATION (Registrant)

Dated: October 15, 2003	By:	/s/ Perry R. Pero

Perry R. Pero Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Number	Description	Page Number

99	October 15, 2003 Press Release	5

4